EXHIBIT 23(b)

                       CONSENT OF DELOITTE & TOUCHE LLP


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EXHIBIT 23(b)



Deloitte & Touche LLP Letterhead





INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our report dated January 16, 1997, appearing in the Annual Report on Form 10-K of Republic Bancorp Inc. for the year ended December 31, 1996 and into the following registration statements:

                                    No. 33-55336 on Form S-8

                                    No. 33-55304 on Form S-8

                                    No. 33-62508 on Form S-8

                                    No. 33-61842 on Form S-3

                                    No. 333-26515 on Form S-8



/s/ Deloitte & Touche LLP
March 20, 1998